UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 24, 2008

NNN 2003 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(877) 888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

We previously filed a Form 8-K, or the Form 8-K, on June 30, 2008, reporting that NNN VF 901 Civic, LLC and NNN 901 Civic, LLC entered into an ISDA interest rate swap confirmation letter agreement, or Swap Confirmation, with LaSalle Bank NA in connection with a Senior Loan Modification and Mezzanine Loan Modification, as defined in the Form 8-K. We are filing this Form 8-K/A, Amendment No. 1, to provide the executed Swap Confirmation discussed in Item 2.03 of the Form 8-K.

(d) Exhibits.

10.1 ISDA Interest Rate Swap Confirmation Letter Agreement between NNN 901 Civic, LLC and NNN VF 901 Civic, LLC and LaSalle Bank NA, executed July 28, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC

July 29, 2008	By:	Kent W. Peters

Name: Kent W. Peters
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	ISDA Interest Rate Swap Confirmation Letter Agreement between NNN 901 Civic, LLC and NNN VF 901 Civic, LLC and LaSalle Bank NA, executed July 28, 2008